UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2024

DMK PHARMACEUTICALS CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26372	82-0429727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11622 El Camino Real, Suite 100
San Diego, CA	92130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 997-2400

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	DMK	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.03. Bankruptcy or Receivership. Voluntary Petition for Bankruptcy

On February 2, 2024 (the “Petition Date”), DMK Pharmaceuticals Corporation (the “Company”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) commenced bankruptcy cases (the “Chapter 11 Cases”) by filing voluntary petitions under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: DMK Pharmaceuticals Corporation, et al.” The Company will continue to manage its business and properties as “debtors-in-possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. On the Petition Date, the Company Parties filed certain motions with the Court generally designed to facilitate the Company Parties’ transition into Chapter 11. These motions seek authority from the Court for the Company Parties to make payments upon, or otherwise honor, certain obligations that arose prior to the Petition Date, including obligations related to employee wages, salaries and benefits, taxes, and utilities, as well as to take actions in furtherance of the Company Parties’ restructuring. The Company Parties expect that the Court will approve the relief sought in these motions on an interim basis.

Item 7.01 Regulation FD Disclosure

Press Release

In connection with the expected filing of the Chapter 11 Cases, the Company issued a press release on February 2, 2024, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock of the Company (the “Common Stock”) no longer meets the eligibility requirements necessary for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s post-petition status and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

Item 8.01. Other Events.

Cautionary Note Regarding the Company’s Securities

The Company cautions that trading in its securities, including the Common Stock, during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders of the Company’s securities in the Chapter 11 Cases. In particular, the Company expects that its stockholders could experience a significant or complete loss on their investment, depending on the outcome of the Chapter 11 Cases.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Words contained in this Current Report on Form 8-K such as “believe,” “anticipate,” “expect,” “estimate,” “plan,” “intend,” “should,” “would,” “could,” “may,” “might,” “will” and variations of such words and similar future or conditional expressions, are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements related to the Company’s business operations, financial position, financial performance, liquidity, strategic alternatives, market outlook, future capital needs, capital allocation plans, the impact and timing of any cost-savings measures; business strategies, the ability to negotiate suitable restructuring or refinancing options and other such matters. These forward-looking statements are not guarantees of future results and are subject to a number of risks and uncertainties, many of which are difficult to predict and beyond our control. Important assumptions and other important factors that may cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the Company’s ability to negotiate, finalize and enter into suitable restructuring or refinancing options on satisfactory terms, if at all; the effects of the Company’s ongoing review of strategic alternatives, and any other cost-savings measures, including increased legal and other professional costs necessary to execute the Company’s strategy; general economic conditions, including inflation, recession, unemployment levels, consumer confidence and spending patterns, credit availability and debt levels; the Company’s ability to attract, motivate and retain key executives and other employees; potential adverse reactions or changes to business relationships resulting from the announcement of the Company’s restructuring plan and associated workforce reduction; unexpected costs, charges or expenses resulting from the Company’s restructuring plan and associated workforce reduction or other cost-saving measures; the Company’s ability to generate or maintain liquidity; legal and regulatory proceedings; and those additional risks, uncertainties and factors described in more detail in the Company’s filings with the Securities and Exchange Commission (“SEC”) from time to time, including under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including any amendments thereto), and in the Company’s other filings with the SEC (including any amendments thereto). The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Current Report on Form 8-K except as required by applicable law or regulation. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements, which speak only as of the date hereof.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 2, 2024.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMK PHARMACEUTICALS CORPORATION

Dated: February 5, 2024	By:	/s/ Seth A. Cohen
	Name:	Seth A. Cohen
	Title:	Chief Financial Officer